UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2017

MID-AMERICA APARTMENT COMMUNITIES, INC.

 (Exact name of registrant as specified in its charter)

TENNESSEE	001-12762	62-1543819
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6584 Poplar Avenue
Memphis, Tennessee	38138
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (901) 682-6600

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07.	Submission of Matters to a Vote of Security Holders.

On May 23, 2017, the registrant held its 2017 Annual Meeting of Shareholders. The following matters were submitted to a vote of the shareholders of record as of March 17, 2017 through the solicitation of proxies:

1.	To elect twelve directors to serve for one year and until their successors have been duly elected and qualified;
2.	To provide an advisory (non-binding) vote to approve compensation of the registrant’s named executive officers;
3.	To provide an advisory (non-binding) vote on the frequency of providing an advisory (non-binding) vote to approve compensation of the registrant’s named executive officers; and
4.	To ratify Ernst & Young LLP as the registrant’s independent registered public accounting firm for 2017.

All twelve nominees were elected to serve for one year and until their successors have been duly elected and qualified. The results of the election were as follows:

				Broker
	For	Against	Abstain	Non-Votes
H. Eric Bolton, Jr.	91,643,330	2,033,715	3,520,807	8,087,701
Russell R. French	96,511,779	597,889	88,184	8,087,701
Alan B. Graf, Jr.	96,090,402	1,018,508	88,942	8,087,701
Toni Jennings	96,633,907	483,536	80,409	8,087,701
James K. Lowder	96,344,865	762,618	90,369	8,087,701
Thomas H. Lowder	96,497,057	609,858	90,937	8,087,701
Monica McGurk	96,492,883	624,637	80,332	8,087,701
Claude B. Nielsen	93,248,732	3,861,264	87,856	8,087,701
Philip W. Norwood	96,334,790	773,322	89,740	8,087,701
W. Reid Sanders	96,772,416	336,555	88,881	8,087,701
Gary Shorb	96,861,988	247,202	88,662	8,087,701
David P. Stockert	96,753,909	354,765	89,178	8,087,701

The advisory (non-binding) vote to approve the compensation of named executive officers was in favor of executive compensation. The results of the vote were as follows:

			Broker
For	Against	Abstain	Non-Votes
91,994,062	4,977,773	226,017	8,087,701

The advisory (non-binding) vote to determine the frequency of the advisory (non-binding) vote to approve the compensation of named executive officers was in favor of 1 Year. The results of the vote were as follows:

1 Year	2 Years	3 Years	Abstain
85,204,543	407,910	11,443,459	141,940

The registrant’s Board of Directors has determined to include a shareholder vote on the compensation of named executive officers in the proxy materials every year until the next required vote on the frequency of shareholder votes on the compensation of named executive officers.

Ernst & Young LLP was ratified to serve as the registrant’s independent registered public accounting firm for 2017. The results of the vote were as follows:

For	Against	Abstain
104,283,262	903,683	98,608

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MID-AMERICA APARTMENT COMMUNITIES, INC.
Date: May 23, 2017	/s/Albert M. Campbell, III
Albert M. Campbell, III
Executive Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)